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                                                                    Exhibit 10.1


                        SYKES HEALTHPLAN SERVICES, INC.
                             1997 STOCK OPTION PLAN

                 1. PURPOSE. The purpose of the Sykes HealthPlan Services, Inc. 1997 Stock Option Plan (the "Plan") is to promote the best interests of Sykes HealthPlan Services (together with any successor thereto, the "Company"), its subsidiaries and its stockholders by providing for the grant of stock Options to key employees and non- employee directors who perform valuable services for the Company in order to encourage and provide for the acquisition of an equity interest in the success of the Company by such individuals and to enable the Company to attract and retain the services of such individuals upon whose judgment, interest, skills, and special effort the successful conduct of its operation is largely dependent.

                 2. EFFECTIVE DATE. Subject to approval by the stockholders of the Company, the Plan shall become effective on December 18, 1997. Any and all grants made prior to the stockholders' approval of the Plan shall be subject to such approval.

                 3. ADMINISTRATION. The Plan shall be administered and interpreted by a committee ("Committee") of the Board of Directors of the Company (the "Board"), consisting of not less than two persons selected by the Board. On and after the date that shares of the Company's common stock are first registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee shall consist of not less than two persons appointed by the Board, each of whom shall qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and as an "outside director" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provisions thereto. If at any time the Committee shall not be in existence, the Board shall administer the Plan and all references to the Committee herein shall include the Board. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibility and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, other than with respect to participants who are subject to
Section 16 of the Exchange Act. To the extent that the Committee has delegated any of its authority and responsibility, references to the Committee herein shall include such other person or persons as appropriate.

                 Subject to the express provisions of the Plan, the Committee shall have the authority to establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and, in its discretion, to determine those key employees and non-employee directors to whom, and the price at which Options will be granted, the type of Option to be granted, the time or times at which Options will be granted, the exercise periods, limitations on exercise, the number of shares to be subject to each Option and any other terms, limitations, conditions and restrictions on Options as the Committee, in its discretion, deems appropriate. In making such determinations, the Committee may take into account the nature of the services


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rendered by the respective employees and non-employee directors, their present and potential contributions to the success of the Company or its subsidiaries as defined in Section 424 (f) of the Code ("Subsidiary" or "Subsidiaries"), and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical among similarly situated employees or non-employee directors), to waive any conditions or restrictions with respect to any Option and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this section 3 shall be conclusive.

                 4. TYPES OF OPTIONS. Options granted under the Plan may be either incentive stock options or nonqualified stock options, as determined in the discretion of the Committee. An incentive stock option is an option intended to satisfy the requirements of Section 422 of the Code (which options are hereinafter referred to collectively as "ISOs" or singularly as an "ISO"). A nonqualifed stock option is not intended to be an "incentive stock option" as that term is described in Section 422 of the Code (which Options are hereinafter referred to collectively as "Nonqualifed Options" or singularly as "Nonqualifed Option"). Except where the context indicates to the contrary, the term "Option" or "Options" manes ISOs and Nonqualifed Options.

                 5.       STOCK SUBJECT TO PLAN.

                          5.1     NUMBER.  Subject to adjustment as provided in
sections 5.3 and 5.4, the total number of shares of non-voting common stock of the Company, $.01 par value per share ("Stock"), that may be issued under the Plan shall be 2,000,000. In the event that shares of voting common stock of the Company ("Voting Stock") are sold to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act") (which event is hereinafter referred to as the "IPO"), the total number of shares of Stock that may be issued shall automatically increase to 2,500,000. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock. If any Options expire, are cancelled or terminate for any reason without having been exercised in full, the shares subject to the unexercised portion thereof shall again be available for the purposes of the Plan.

                          5.2     INDIVIDUAL LIMIT.  The maximum total number
of shares of Stock that shall be subject to Options granted under the Plan to any one employee or non-employee director in any calendar year shall be 700,000 shares of Stock. If the Company registers shares of common stock under the Exchange Act, all determinations under this section 5.2 shall be made in a manner that is consistent with the exemption for performance based compensation provided by Section 162(m) of the Code (or any successor provision thereto) and any regulations promulgated thereunder.





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                          5.3     ADJUSTMENT IN CAPITALIZATION.  In the event
that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidations, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of shares of stock subject to the Plan and which thereafter may be made the subject of Options under the Plan; (ii) the number and type of shares of stock subject to outstanding Options; and
(iii) the grant, purchase or exercise price with respect to any Option, or if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that with respect to ISOs no such adjustment shall be authorized to the extent that such authority would cause such Options to cease to be treated as ISOs, and provided further, however, that the number of shares of Stock subject to any Option payable or denominated in Stock shall always be a whole number.

                          5.4     EFFECT OF IPO.  When the IPO occurs, all
outstanding Options to purchase shares of Stock shall be converted into Options to purchase the same number of shares of Voting Stock and all shares delivered under the Plan after the IPO shall be Voting Stock. Following the IPO, all references to Stock in the Plan shall mean Voting Stock.

                 6. TERM OF THE PLAN. No Option shall be granted under the Plan after December 18, 2007. However, unless otherwise expressly provided in the Plan or in an applicable Option agreement, any Option theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Option, or to waive any conditions or restrictions with respect to any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

                 7.       STOCK OPTIONS.

                          7.1     GRANT OF OPTIONS.  Options may be granted, in
accordance with the provision of this Section 7.1 and Sections 7.2 through 7.8 of the Plan, to any key employee of the Company and any of its present and future Subsidiaries, including any such employee who is also an officer or director of the Company and its Subsidiaries, as shall be determined by the Committee. In addition, Options may be granted to non-employee directors in accordance with the provisions of Section 7.9 of the Plan. The Committee shall determine whether an Option granted to an employee is to be ISO or a Nonqualified Option. Any Option granted to a non-employee director





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shall be a Nonqualified Option.  If an Option fails at any time to meet the requirements for ISO treatment under Section 422 of the Code, such Option shall be treated as a Nonqualifed Option. For purposes of this Plan, a "Participant" is an employee or a non-employee director who receives an Option under the Plan. Except as otherwise provided under the Plan, more than one Option or one type of Option may be granted to a Participant at any time.

                          7.2     EXERCISE PRICE.  The exercise price for each
Option shall be established by the Committee or shall be determined by a method established by the Committee at the time of grant, except that the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of a share of Stock on the date of grant and, in the case of the grant of an ISO to any employee who, at the time of grant, owns shares of Company stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant.

                          7.3     TERM OF OPTIONS.  The term of each Option
shall be fixed by the Committee; provided, however, that ISOs shall not be exercisable over more than ten (10) years after the date of grant (and five (5) years in the case of a 10% Stockholder).

                          7.4     FAIR MARKET VALUE.  The Fair Market Value of
a share of Stock shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that after the IPO, the Fair Market Value of a share of Stock shall be the average of the high and low prices of the Stock on the date in question or the principal exchange on which the Stock is then traded or if no such sale shall have been made on that date, then on the last preceding day on which there was such a sale.

                          7.5     NONQUALIFED OPTIONS.

                                  (a)      EXERCISE.  Except as otherwise
provided herein, or as determined by the Committee, Nonqualifed Options will become exercisable nine years after the date of their grant, provided that the Participant has not terminated employment before that time. Provided, however, that the Committee may, in its absolute discretion, establish performance objectives (the "Performance Objectives") which, if met, shall cause the vesting or exercise date of certain Nonqualifed Options to accelerate. The Committee may, in its sole discretion, adjust the Performance Objectives to reflect extraordinary events, such as stock splits, recapitalization, mergers, combinations, divestitures, spin-offs and the like. The Committee shall have the ultimate authority to determine whether Performance Objectives have been satisfied. The Committee may also determine, in its sole discretion, that Nonqualifed Options





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awarded to a Participant shall become partially or fully vested upon the
Participant's termination of employment due to disability, death, retirement or otherwise.

                                  (b)      TERMINATION.  Except as otherwise
determined by the Committee, if the employment of a Participant terminates for any reason other than Cause (as defined below), the Participant shall be entitled to exercise the Nonqualifed Option, to the extent exercisable pursuant to section 7.5(a), until three months after such termination; provided, however, that the Nonqualifed Option shall not be exercisable after it has expired pursuant to section 7.3 hereof. If the employment of a Participant terminates for Cause, the Participant shall have no right to exercise any portion of any Nonqualifed Option not yet exercised as of the date of such termination for Cause. As used herein, "Cause" means, as determined by the Board, the Participant's willful failure to perform his or her duties or intentional dishonest or unintentional illegal conduct in connection with his or her employment.

                          7.6     ISOS.

                                  (a)      EXERCISE.  Except as otherwise
determined by the Committee, ISOs will become exercisable with respect to one-third of the covered shares on the date of grant and an additional one-third of the shares on each successive anniversary of the date of grant, provided that the Participant has not terminated employment before the anniversary. Exercisability under this section is cumulative.


                                  (b)      TERMINATION.  If the employment of a
Participant terminates for any reason other than death or Cause, the Participant shall be entitled to exercise the ISO, to the extent exercisable pursuant to section 7.6(a), until three months after such termination; provided, however, that the ISO shall not be exercisable after it has expired pursuant to section 7.3 hereof. If the Participant should die while employed or within three months after termination of employment, the right of the Participant's successor in interest to exercise an ISO shall terminate not later than twelve months after the date of death, except as otherwise provided by the Committee. If the Participant's employment is terminated for Cause, the Participant shall have no right to exercise any portion of any ISO not yet exercised as of the date of such termination for Cause.

                                  (c)      OTHER LIMITS ON ISOS.  Each ISO
shall provide that to the extent the aggregate fair market value of the Stock on the date of grant with respect to which ISOs are exercisable by a Participant for the first time during any calendar year under the Plan or any other stock option plan of the Company exceeds $100,000, then such Option as to the excess shall be treated as a Nonqualifed Option. In all other respects, the terms of any ISO granted under the Plan shall comply with the provision of
Section 422 of the Code (or any successor provision thereto) and any regulations promulgated thereunder.





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                          7.7     OPTION AGREEMENT.  Each Option shall be
evidenced by an Option agreement that shall specify the type of Option granted, the date of grant, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other conditions or provisions as the Committee shall determine.

                          7.8     MANNER OF EXERCISE AND PAYMENT.  The
Committee shall prescribe the manner in which a Participant may exercise an Option that is not inconsistent with the provisions of this Plan. An option may be exercised from time to time, subject to limitations on its exercise as provided in the Plan or the option agreement, only by (i) providing written notice of intent to exercise the Option with respect to a specified number of shares, and (ii) payment in full to the Company of the option price at the time of exercise (except in the case of any exercise through a broker-dealer as described below). The Committee shall determine the methods and the forms for payment of the exercise price of Options, including (i) by delivery of cash or other shares or securities of the Company having a then Fair Market Value equal to the exercise price of such shares, or (ii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with instructions to a broker-dealer to sell or margin a sufficient portion of the Stock and deliver the sale or margin loan proceeds directly to the Company to pay the purchase price.

                          7.9     NON-EMPLOYEE DIRECTOR OPTIONS.

                                  (a)      INITIAL OPTIONS.  Each non-employee
director shall receive an Option or Options as determined under this Section
7.9. The Company shall grant to each non-employee director elected by the Company's shareholders after January 1, 1998, an Option to purchase 15,000 Shares (the "Initial Option"). The grant date of a non-employee director's Initial Option shall be the date of such non-employee director's election to the Board.

                                  (b)      INITIAL OPTION REQUIREMENTS.  Each
Initial Option granted to a non-employee director will satisfy the following requirements:

                                        (i)     Option Agreement.  Each Initial
Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the date of grant, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other conditions or provisions as the Committee shall determine.

                                        (ii)    Exercise Price.  The exercise
price of each Initial Option shall be 100 percent of the Fair Market Value of the Stock on the grant date of the Initial Option.





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                                        (iii)   Term of Option.  Except as
otherwise provided in this Section 7.9(b), each Initial Option shall expire on the tenth anniversary of the date of grant.

                                        (iv)    Exercise of Option.  Each
Initial Option shall become exercisable in three equal installments. To the extent the Option is unexercisable or unexercised, the unexercised portion shall accumulate until the Option becomes both exercisable and is exercised, subject to the provisions of this Section 7.9. On the first anniversary of the grant date, the Initial Option will become exercisable with respect to 33-1/3 percent of the shares of Stock subject to the Option. On the second anniversary of the grant date, the Option will become exercisable with respect to an additional 33-1/3 percent of the shares subject to the Option. On the third anniversary of the grant date, the Option will become exercisable with respect to the remaining 33-1/3 percent of the shares of Stock subject to the Option.

                                        (v)     Termination.  If a Participant
ceases to serve as a non-employee director of the Company, the Participant shall be entitled to exercise the Initial Option, to the extent exercisable pursuant to section 7.9(b)(iv) of the Plan, until three months after such termination; provided, however, that the Initial Option shall not be exercisable after it has expired pursuant to section 7.9(b)(iii) of the Plan.

                                  (c)      DISCRETIONARY OPTIONS.  The
Committee or the Board, each in its discretion, may grant an Option to any non-employee director at any time. Each discretionary Option granted to a non-employee director shall be evidenced by an Option agreement that shall specify the type of Option granted, the date of grant, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains and such other conditions or provisions as the Committee or the Board shall determine.

                                  (d)      MANNER OF EXERCISE AND PAYMENT.  The
provisions of Section 7.8 of the Plan shall apply to Initial Options and discretionary option grants to non-employee directors.

                 8. TRANSFERABILITY. Each Option granted under the Plan shall be exercised only by the Participant during his lifetime and shall not be transferable except to the extent allowed by the Committee and in a manner specified by the Committee in the option agreement. An ISO shall not, in any case, be transferable other than by will or the laws of descent and distribution.

                 9.       RESTRICTIONS ON TRANSFERS OF STOCK.

                          9.1.     The shares to be acquired upon exercise of
an Option may not be sold or offered for sale except (i) pursuant to an effective registration statement under the Securities Act or any applicable state securities laws; (ii) in a transaction





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satisfying the requirements of Rule 144 promulgated under the Securities Act;
or (iii) in a transaction which, in the opinion of counsel for the Company, is exempt from the registration provisions of the Securities Act or applicable state securities laws. Certificates representing shares acquired upon exercise of an Option may bear a restrictive legend as determined by the Committee.

                          9.2.    Notwithstanding section 9.1, the shares to be
acquired upon the exercise of an Option may not be sold, pledged, encumbered or otherwise transferred or disposed of in any manner, except as permitted by the Committee and in a manner specified by the Committee in the option agreement or a shareholders agreement between the Company and the Participant.

                 10. RIGHTS OF EMPLOYEES. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time nor confer upon any Participant any right to continue in the employ of the Company.

                 11.      AMENDMENT, MODIFICATION AND TERMINATION OF PLAN.

                          11.1    AMENDMENTS AND TERMINATION.  The Board may,
at any time, amend, alter, suspend, discontinue or terminate the Plan; provided, however, that stockholder approval of any amendment of the Plan shall be obtained if otherwise required by (i) the Code or any rules promulgated thereunder (in order to allow for ISOs to be granted under the Plan or to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth therein), or (ii) the listing requirements of the principal securities exchange or market on which the Stock is then traded (in order to maintain the listing or quotation of the Stock thereon), if applicable. To the extent permitted by applicable law, the Committee may also amend the Plan, provided that any such amendments shall be reported to the Board. Termination of the Plan shall not affect the rights of Participants with respect to Options previously granted to them, and all unexpired Options shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions. The Committee, subject to the same stockholder approval requirements set forth above, may amend an Option agreement at any time; provided that any amendment that reduces the right of any Participant must be agreed to by such Participant.

                          11.2    WAIVER OF CONDITIONS.  The Committee may, in
whole or in part, waive any conditions or other restrictions with respect to any Option granted under the Plan.

                 12. TAXES. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Option under the Plan, the Participant shall pay to the Company, or





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make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If approved by the Committee, withholding obligations arising with respect to Options granted to Participants under the Plan may be settled with shares of Stock previously owned by the Participant; provided, however, that the Participant may not settle such obligations with Stock that is received upon exercise of the Option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with shares of Stock.

                 13.      MISCELLANEOUS.

                          13.1    OTHER PROVISIONS.  The grant of any Option
under the Plan may also be subject to other provisions (whether or not applicable to the Option granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for (i) the Participant's agreement, as a condition of receiving an Option, to be bound by a covenant not to compete and/or a confidentiality agreement with the Company containing such terms as the Committee and/or the Board shall deem advisable;
(ii) the purchase of Stock under Options in installments; (iii) the financing of the purchase of Stock under the Options in the form of a promissory note issued to the Company by a Participant on such terms and conditions as the Committee determines; (iv) the restrictions on resale or other disposition of Stock acquired upon exercise, including a requirement that the Participant enter into a shareholder's agreement; and (v) compliance with federal or state securities laws and stock exchange or marketing requirements.

                          13.2    OPTION AGREEMENT.  No person shall have any
rights under any Option granted under the Plan unless and until the Company and the Participant to whom the Option was granted shall have executed an Option agreement in such form as shall have been approved by the Committee.

                          13.3    NO FRACTIONAL SHARES.  No fractional shares
or other securities shall be issued or delivered pursuant to the Plan, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares or other securities, or whether such fractional shares or other securities or any rights thereto shall be cancelled, terminated or otherwise eliminated.

                          13.4    RIGHTS AS STOCKHOLDER.  A Participant shall
have no rights as a stockholder with respect to Stock covered by any Option until the date of issuance of the Stock certificate to the Participant and only after such Stock is fully paid. No





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adjustment will be made for dividends or other rights for which the record date is prior to the date such Stock is issued.

                 14.      LEGAL CONSTRUCTION.

                          14.1    REQUIREMENTS OF LAW.  The granting of Options
under the Plan, and the issuance of shares of Stock in connection with an Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                          14.2    GOVERNING LAW.  The Plan, and all agreements
hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

                          14.3    SEVERABILITY.  If any provision of the Plan
or any Option agreement or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Option, or would disqualify the Plan, any Option agreement or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Option agreement or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan, any such option agreement and any such option shall remain in full force and effect.

Adopted by the Board of Directors on March 25, 1998
(original Plan adopted by the Board of Directors on December 18, 1997)

Approved by the Shareholders on March 25, 1998
(original Plan approved by the Shareholders on December 18, 1997)









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